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                                                                  Exhibit 10.162

                                FOURTH AMENDMENT
                     TO ASSIGNMENT AND ASSUMPTION AGREEMENT

This Fourth Amendment (the "Amendment") to Assignment and Assumption Agreement, by and between RER CORP, COMAY CORP., GROWTH REALTY INC. and H&H FINANCIAL, INC. (the "Assignors"), and MEGO FINANCIAL CORP., formerly named MEGO CORP., (the "Assignee")

                                  WITNESSETH:

     WHEREAS, the Assignors are parties to the Assignment Agreement dated October 25, 1987, with the Assignee, and the Assignment and Assumption Agreement, dated February 1, 1988, between the Assignors and the Assignee, which two agreements were amended by the Amendment to Assignment and Assumption Agreement dated July 29, 1988, and by the Second Amendment to Assignment and Assumption Agreement dated as of March 2, 1995 and the Third Amendment to Assignment Assumption Agreement dated as of August 20, 1997 (the "Third Amendment") between the Assignors and the Assignee (collectively, the described agreements as so amended are hereinafter referred to as the "Assignment"); and

     WHEREAS, the Assignment fixed the date of January 31, 1995 as the date on which the accrual of amounts due to the Assignors under the Assignment would terminate, except for interest on any of such amounts which remained unpaid; and

     WHEREAS, the amount due the Assignors, as of January 31, 1995 was $13,328,742.25, plus interest from January 28, 1995 in the amount of $9,322.57, (collectively, and with interest from January 31, 1995 to March 2, 1995 (the "Amount Due"); and

     WHEREAS, $10,000,000 of the Amount Due was agreed to be considered subordinated debt (the "Subordinated Debt"), against which payments were made as follows: (i) $1,428,571.43 was paid on March 1, 1997 as scheduled, (ii) $4,250,000 was deemed paid by credit against the exercise price of certain warrants as is set forth in the Third Amendment, and (iii) $35,714.28 was paid on September 1, 1998, leaving a remaining balance of the Subordinated debt of $4,285,714.29; and

     WHEREAS, the balance of the Subordinated Debt continues to be secured by a pledge of the stock of Preferred Equities Corporation (and any distributions in respect thereto) pursuant to a Pledge and Security Agreement dated as of February 1, 1998 (the "Pledge Agreement") between the Assignee and the Assignors; and

     WHEREAS, interest on the Subordinated Debt has been paid through September 1, 1998; and

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     WHEREAS, under the terms of the Assignment a payment in the amount of
$1,428,571.43, plus accrued interest at the Agreed Rate of 10% per annum, is due on March 1, 1999; and

     WHEREAS, the Assignee has requested that the Assignor defer the principal portion of the amount due on March 1, 1999 to June 1, 1999, which is acceptable to the Assignors;

     NOW, THEREFORE, in consideration of the mutual covenants herein contained it is hereby agreed as follows:

     1.   The statements in the foregoing preamble are true and correct.

     2. That the principal payment due on March 1, 1999 on the Subordinated Debt in the amount of $1,428,571.43 is hereby deferred until June 1, 1999, provided that the interest due on the Subordinated Debt from September 1, 1998 until March 1, 1999 at the Agreed Rate of 10% per annum is paid on March 1, 1999 by the Assignee to the Assignors.

     3. The Assignee and Assignors agree that all amounts due to Assignors pursuant to the Assignment as amended by this Amendment shall continue to be secured as set forth in the Pledge Agreement, and that the Pledge Agreement remains in full force and effect.

     4. The Assignee and Assignors agree that this Amendment is an amendment to the Assignment and not a novation, and that, except as modified hereby, all terms and conditions of the Assignment remain in full force and effect.

     5. It is agreed that this Amendment may be signed in counterparts, and all such counterparts in the aggregate shall constitute one agreement.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of February 26, 1999.


                                        MEGO FINANCIAL CORP.


                                        By:
                                           -------------------------------------
                                           Jerome J. Cohen, President



                                        RER CORP.


                                        By:
                                           -------------------------------------
                                                          Title:



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                                       COMAY CORP

                                   By:__________________________________
                                                     Title:

                                       GROWTH REALTY INC.

                                   By:___________________________________
                                                     Title:

                                       H&H FINANCIAL, INC.

                                   By:___________________________________
                                                     Title:



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